Exhibit 1(b)


                                    TXU CAPITAL I

                                       Securities due           ,
               ------------------------               ----------, ----




                                UNDERWRITING AGREEMENT
                                ----------------------


                                                                     , 1998
                                                           ----------
          Name

          as Representatives of the Underwriters
           named in Schedule II hereto (the "Representatives")

          c/o Name
          Address



          Ladies and Gentlemen:

                    1.   Introduction.  Texas Utilities Company, a Texas
                         ------------
          corporation (the "Company") and its financing subsidiary, TXU Capital I, a Delaware business trust (the "Trust," and hereinafter, together with the Company, the "Offerors"), propose for the Trust to issue and sell severally to the underwriters named in Schedule II hereto (the "Underwriters") the Trust's
                                                                       ----
                           Securities of the series designation, with the
          ----------------
          terms and in the liquidation preference amount specified in
          Schedule I hereto (the "Preferred Trust Securities").

                    2.   Description of Preferred Trust Securities.  The
                         -----------------------------------------
          Offerors propose for the Trust to issue the Preferred Trust Securities pursuant to an Amended and Restated Trust Agreement,
          to be dated as of           , 1998, among The Bank of New York,
                            ----------
          as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, certain employees of the Company, as Administrative Trustees, and the several Holders as defined therein in substantially the form heretofore delivered to you as the Representatives, said Agreement being hereinafter referred to as the "Trust Agreement". In connection with the issuance of the Preferred Trust Securities, the Company proposes (i) to issue its Junior Subordinated Debentures, Series A (the "Debentures")
          pursuant to an Indenture, dated as of           , 1998, between
                                                ----------
          the Company and The Bank of New York, as trustee (the "Indenture") and (ii) to issue a guarantee of the Capital Securities to the extent described in the Prospectus (as defined below) (the "Guarantee").

                    3.   Representations and Warranties of the Offerors.
                         ----------------------------------------------
          The Offerors represent and warrant to the several Underwriters that:

                    (a) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus, on
                         , 1998 (Registration Nos. 333-             and
               ----------                              ------------
               333-                -01) for the registration under the
                   ----------------
               Securities Act of 1933, as amended (the "Securities Act") of $400,000,000 aggregate amount of (i) the Company's unsecured debt securities and (ii) the preferred trust securities ("Trust Securities") of the Trust, an equal principal amount of the Company's junior subordinated debentures and guarantees and other obligations of the Company in respect of the Trust Securities. Such registration statement
               ("Registration Statement Nos. 333-         and 333-
                                                 --------         ---------
               -01") was declared effective by the Commission on
                         , 1998.  References herein to the term
               ----------
               "Registration Statement" as of any date shall be deemed to
               refer to Registration Statement Nos. 333-          and 333-
                                                        ---------
                         -01, as amended or supplemented to such date,
               ----------
               including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if the Company files a registration statement with the Commission pursuant to
               Section 462(b) of the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus, including any preliminary prospectus, forming a part of Registration
               Statement Nos. 333-          and 333-        -01, as amended
                                  ---------         --------
               or supplemented as of such date, including all Incorporated Documents as of such date and including any prospectus supplement relating to the Preferred Trust Securities. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date
               Registration Statement Nos. 333-          and 333-
                                               ---------         ----------
               -01, any post-effective amendment to Registration Statement
               Nos. 333-          and 333-            -01 or any Rule
                        ---------         ------------
               462(b) Registration Statement was declared effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                    (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus, the Trust Agreement, the Indenture and the Guarantee will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other agreement or instrument to which the Company or the Trust is now a party.

                    (d) Each direct and indirect material subsidiary of the Company has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Company and its subsidiaries, considered as a whole. Except as otherwise set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of direct and indirect material subsidiaries of the Company have been authorized and validly issued, are fully paid and non-assessable and (except for any directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than those ordinary shares of TU Finance (No.
               2) Limited, TU Acquisitions PLC, The Energy Group Limited and Energy Holdings (No. 3) Limited (formerly known as The Energy Group PLC) ("Energy Holdings") which have been pledged as collateral for borrowings made by subsidiaries. None of the outstanding shares of capital stock of such material subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or any subsidiary is a party.

                     4.  Purchase and Sale.
                         -----------------

                    (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall sell to each of the Underwriters, and each Underwriter shall purchase from the Trust, at the time and place herein specified, severally and not jointly, the respective liquidation preference amount of the Preferred Trust Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

                    (b)  The Company shall pay to the Underwriters a
               commission equal to    % of the aggregate liquidation
                                   ---
               preference amount of the Preferred Trust Securities.


                     5.  Time and Place of Closing.  Delivery of the
                         -------------------------
          Preferred Trust Securities against payment therefor by wire transfer in federal funds shall be made at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at
          10:00 A.M., New York Time, on           , 1998, or at such other
                                        ----------
          place, time and date as shall be agreed upon in writing by the Company and you or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The Preferred Trust Securities shall be delivered to The Depositary Trust Company or to The Bank of New York, as custodian for The Depositary Trust Company, in fully registered global form registered in the name of Cede & Co. for the respective accounts specified by you not later than the close of business on the business day preceding the Closing Date. The Trust agrees to make the Preferred Trust Securities available to you for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of Thelen Reid & Priest, 40 West 57th Street, New York, New York, 10019, or at such other place as the Trust may specify.

                    If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the liquidation preference amount of the Preferred Trust Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and satisfactory to the Company, to purchase, upon the terms herein set forth, the liquidation preference amount of the Preferred Trust Securities that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement it shall have the right, irrespective of such default:

                    (a) to require each non-defaulting Underwriter to purchase and pay for the respective liquidation preference amount of the Preferred Trust Securities that it had agreed to purchase hereunder as hereinabove provided and, in addition, the liquidation preference amount of the Preferred Trust Securities that the defaulting Underwriter shall have so failed to purchase up to a liquidation preference amount thereof equal to one-ninth (1/9) of the liquidation preference amount of Preferred Trust Securities that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

                    (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the liquidation preference amount of the Preferred Trust Securities that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).


          In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

                    In the computation of any period of 24 hours referred to in this Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

                    Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

                    6.   Covenants of the Company.  The Company agrees
                         ------------------------
          that:

                    (a) It will promptly deliver to each of you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

                    (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as you may reasonably request.

                    (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise you of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Offerors shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Preferred Trust Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event relating to or affecting the Company or the Trust or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and fur-nishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon such Underwriter's request, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act.

                    (e) It will make generally available to its security holders and the security holders of the Trust, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

                    (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Preferred Trust Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the neither of the Offerors shall be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

                    (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Preferred Trust Securities as provided in Section 5 hereof, (iii) the qualification of the Preferred Trust Securities under blue-sky laws (including counsel fees not to exceed $7,500), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                    (h) During the period from the date of this Agreement to the Closing Date, neither the Company nor the Trust will, without the prior written consent of the Representatives, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the Preferred Trust Securities are being offered and sold, any securities of the Company or any of its subsidiaries or of the Trust which are of the same class as the Preferred Trust Securities.

                     7.  Conditions of Underwriters' Obligations.  The
                         ---------------------------------------
          obligations of the Underwriters to purchase and pay for the Preferred Trust Securities shall be subject to the accuracy of the representations and warranties made herein on the part of each of the Offerors, to the performance by each of the Offerors of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                    (c) On the Closing Date, you shall have received from Richards, Layton & Finger, P.A., Delaware counsel for the Company and the Trust, Worsham, Forsythe & Wooldridge, L.L.P., General Counsel for the Company, Thelen Reid & Priest LLP, of counsel for the Company, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V and VI hereto (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Preferred Trust Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

                    (d) On and as of the Closing Date, you shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the related rules and regulations adopted by the Commission thereunder, (ii) in their opinion, the financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related financial statements from which these amounts were derived, the latest available unaudited financial statements of the Company and the minute books of the Company and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention that caused them to believe that (A) the unaudited financial statements incorporated by reference in the Prospectus were not determined in accordance with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the latest available audited financial statements, (B) the unaudited amounts of operating revenues and net income of the Company included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income incorporated by reference in the Prospectus, (C) for the twelve months ended December 31, 1998, if available, there were any decreases in operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than seven days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, notes payable or long-term debt of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the declaration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or that are described in such letter, (iv) on the basis of a reading of the unaudited condensed consolidated pro forma balance sheet as of March 31, 1998, the unaudited condensed consolidated pro forma statements of income for the twelve months ended December 31, 1997, and the three months ended March 31, 1998, included or incorporated by reference in the Prospectus, and inquiries of certain officers of the Company and Energy Holdings who have responsibility for financial and accounting matters (it being understood that the foregoing procedures are substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments, and the application of those adjustments to historical financial information and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that the unaudited pro forma condensed consolidated financial statements referred to above incorporated by reference in the Prospectus did not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments had not been properly applied to the historical amounts in the compilation of those statements, and (v) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by you (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its consolidated subsidiaries subject to the internal controls of the Company's accounting system or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                     (e) On and as of the Closing Date you shall have
               received from Ernst & Young a letter in form and substance reasonably satisfactory to counsel to the Underwriters (i) to the effect that they are independent auditors with respect to Energy Holdings, within the meaning of the Securities Act and the related rules and regulations adopted by the Commission thereunder and (ii) with respect to the financial information concerning Energy Holdings incorporated by reference in the Prospectus.

                     (f) Since the most recent dates as of which in-
               formation is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by the Company, other than transac-tions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing Date you shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

                    (g) All legal proceedings to be taken in connection with the issuance and sale of the Preferred Trust Securities shall have been satisfactory in form and substance to Coun-sel for the Underwriters.

                    In case any of the conditions specified above in this
          Section 7 shall not have been fulfilled, this Agreement may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     8.  Conditions of Offerors' Obligations.  The
                         -----------------------------------
          obligation of the Offerors to deliver the Preferred Trust Securities shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     9.  Indemnification.
                         ---------------

                    (a) The Offerors shall jointly and severally indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of any Trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Preferred Trust Securities to any person if a copy of the Prospectus (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation. The indemnity agreement of the Offerors contained in this Section 9 and the representations and warranties of the Offerors contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Preferred Trust Securities.

                    (b) Each Underwriter shall indemnify, defend and hold harmless the Offerors, their officers and directors, and each person who controls either of the Offerors within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of such Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Offerors in writing expressly for use in the Prospectus
                                                                       ----
                                       .  The indemnity agreement of the
               ------------------------
               respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of either Offeror, its directors or its officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Preferred Trust Securities.

                    (c)  The Company, the Trust and the several
               Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent it is not materially prejudiced as a result of such failure to notify and in any event shall not relieve it from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose fees and expenses shall be paid by such indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Offerors and the Underwriters agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provision of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

                    (d) If the indemnification provided for in sub-paragraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Preferred Trust Securities pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Preferred Trust Securities underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 9 are several and not joint and shall be in proportion to the principal amount of Preferred Trust Securities set forth opposite its name in Schedule II hereto.

                    10.  Termination.  This Agreement may be terminated, at
                         -----------
               any time prior to the Closing Date, by the Representatives if (a) after the date hereof and at or prior to the Closing Date there shall have occurred any suspension or material limitation of trading of any of the Company's securities on the New York Stock Exchange, Inc. ("NYSE") or any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc. ("AMEX") or the NASDAQ Stock Market, Inc. ("NASDAQ") or there shall have been established by the NYSE, AMEX or NASDAQ or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any (i) new material outbreak of hostilities or (ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United
               States, and the effect of any such event specified in clause
               (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Representatives, for the Underwriters to enforce contracts for the sale of the Preferred Trust Securities. This Agreement may also be terminated at any time prior to the Closing Date by the Representatives if, in their reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Preferred Trust Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                    11.  Miscellaneous.  THE VALIDITY AND INTERPRETATION OF
                         -------------
          THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of
          Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Preferred Trust Securities from any of the several Underwriters.

                     12. Notices.  All communications hereunder shall be in
                         -------
          writing, and, if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

                    If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         TEXAS UTILITIES COMPANY


                                         By
                                           -------------------------------


                                         TXU CAPITAL I



                                         By
                                           -------------------------------
                                             (Authorized Representative)


          Accepted and delivered as of
          the date first above written


          [                   ]


          By:  [                   ]


            By:
               -----------------------------------

                                      SCHEDULE I
                                      ----------


          Underwriting Agreement dated:
          Representatives:




           Designation: Preferred Trust Securities

           Liquidation Preference Amount:

           Date of Maturity:

           Distribution Rate:

           Purchase Price: $       per Preferred Trust
                            ------

           Public Offering Price: $       per Preferred Trust
                                   ------

                                     SCHEDULE II
                                     -----------

                                    TXU Capital I

                   Preferred Trust Securities due           ,
                                                  ----------  ----



                                             Liquidation Amount of the
          Name                               Preferred Trust Securities
          ----                               --------------------------

                                                  $
                                                  $
                                                  $
                                                  -----------

          Total                                   $
                                                  ============

                                     SCHEDULE III
                                     ------------

                   [LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]



                                                                 , 1998
                                                       ----------

          [Underwriters]

          as Representatives of the Underwriters
          named in Schedule II to the Underwriting
          Agreement, as herein defined

          c/o [Name]
          [Address]


                    Re:  TXU Capital I
                         -------------

          Ladies and Gentlemen:

                    We have acted as special Delaware counsel for Texas Utilities Company, a Texas corporation (the "Company"), and TXU Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                    For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                    (a) The Certificate of Trust of the Trust, dated as of December 3, 1998 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on December 3, 1998;

                    (b) The Trust Agreement of the Trust, dated as of December 3, 1998, by and among the Company and the trustees of the Trust named therein;

                    (c)  The Prospectus, dated           , 1998, and the
                                               ----------
          Prospectus Supplement, dated           , 1998 (jointly, the
                                       ----------
          "Prospectus"), relating to the Preferred Trust Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Trust Security" and collectively, the "Preferred Trust Securities");

                    (d)  The Amended and Restated Trust Agreement of the
          Trust, dated as of          , 1998 (including Exhibits A, B and D
                             ---------
          thereto) (the "Trust Agreement"), among the Company, the trustees of the Trust named therein (the "Trustees") and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

                    (e)  The Underwriting Agreement, dated           , 1998
                                                           ----------
          (the "Underwriting Agreement"), among the Company, the Trust and the Underwriters named in Schedule II thereto; and

                    (f)  A Certificate of Good Standing for the Trust,
          dated           , 1998, obtained from the Secretary of State.
                ----------

                    Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                    For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above, which we believe are all the documents necessary or appropriate for us to have considered for the purposes of rendering the opinions stated herein. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                    With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                    For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended,
          (ii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and the valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents,
          (v) except to the extent provided in paragraph 4 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) the receipt by each Person to whom a Preferred Trust Security is to be issued by the Trust (the "Preferred Trust Security Holders") of a Preferred Trust Securities Certificate for the Preferred Trust Security and the payment for the Preferred Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (vii) that the Preferred Trust Securities are issued and sold to the Preferred Trust Security Holders in accordance with the Trust Agreement, and as described in the Prospectus, (viii) the receipt by the Person (the "Common Security Holder") to whom a Common Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Security" and collectively, the "Common Securities") (the Preferred Trust Securities and the Common Securities being hereinafter collectively referred to as "Trust Securities") is to be issued by the Trust of a Common Securities Certificate for the Common Security and the payment for the Common Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (ix) that the Common Securities are issued and sold to the Common Security Holder in accordance with the Trust Agreement, and as described in the Prospectus, (x) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware, and (xi) that the Trust is treated as a grantor trust for federal income tax purposes. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

                    This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                    Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                    1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                    2. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to
          (i) own property and conduct its business, all as described in the Prospectus, (ii) execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) issue, and perform its obligations under, the Trust Securities.

                    3. The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

                    4. Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.

                    5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Trust Securities.

                    6. The Preferred Trust Securities have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement, the Preferred Trust Securities will be, subject to the qualifications set forth in paragraph 7 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                    7. The Preferred Trust Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Trust Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Trust Securities
          Certificates and the issuance of replacement    Preferred Trust
          Securities Certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                    8. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Trust Securities is not subject to preemptive rights.

                    9. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and the compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Trust Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

                    10. The Preferred Trust Security Holders (other than those Preferred Trust Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                    The opinion expressed in paragraph 3 above is subject, as to enforcement, to the effect upon the Trust Agreement of
          (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to Winthrop, Stimson, Putnam & Roberts' and Thelen Reid & Priest LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. Further, we consent to the reliance by The Bank of New York (in its capacity as Debenture Trustee under the Subordinated Indenture, as trustee under the Guarantee, and as Property Trustee under the Trust Agreement) and The Bank of New York (Delaware) (in its capacity as Delaware Trustee under the Trust Agreement) as to matters of Delaware law upon this opinion in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                             Very truly yours,

                                     Schedule IV

                [LETTERHEAD OF WORSHAM, FORSYTHE & WOOLDRIDGE, L.L.P.]





                                                   , 1998
                                         ----------
          [Names]

          as Representatives of Underwriters named in Schedule II to the Underwriting Agreement, as herein defined

          c/o [Name]
          [Address]



          Ladies and Gentlemen:

                    We have acted as General Counsel to Texas Utilities Company (the "Company") in connection with the transactions
          contemplated by the Underwriting Agreement dated           , 1998
                                                           ----------
          among the Company, TXU Capital I (the "Trust") and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act"), of Preferred Trust Securities (the "Preferred Trust Securities") having an aggregate liquidation preference amount of
          $              , (ii) the issuance by the Company of
           --------------
          $                principal amount of its Junior Subordinated
           ---------------
          Debentures, Series    (the "Debentures") and (iii) the guarantee
                             --
          by the Company of the Preferred Trust Securities pursuant to a Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Indenture Trustee as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                  1. The Company is a corporation duly authorized, validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement and the Indenture, (b) to issue the Debentures and the Guarantee and to incur the indebtedness to be evidenced thereby and (c) to own its property and assets and to conduct the business which it is now conducting;

                  2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  3. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust Indenture Act.

                  4. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Debentures and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                  5. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                  6. The statements made in the Prospectus under the captions "Description of the Preferred Trust Securities," "Description of the Junior Subordinated Debentures," "Description
          of the Guarantee", "Certain Terms of the               " and
                                                   --------------
          "Certain Terms of the Series A Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                  7. Neither the Company nor the Trust is, or after giving effect to the issuance and sale of the Capital Securities will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  8. The Trust is duly qualified to transact business in the State of Texas as a foreign limited liability company. Under Texas law, the liability, if any, of holders of Preferred Trust Securities for the debts, liabilities and obligations of the Trust for which they are not otherwise liable by statute or agreement will be governed by the Delaware Act.

                  9. Other than as stated in the Registration Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated;

                  10. The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                  11. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

                  12. Each Principal Subsidiary (as defined below) of the Company has been incorporated and is validly existing and subsisting as a corporation under the laws of the jurisdiction of its incorporation; each Principal Subsidiary of the Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as set forth in or contemplated by the Prospectus, and to our knowledge, is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as a whole; and except as set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Principal Subsidiary of the Company has been authorized and is non-assessable and, to our knowledge, all such shares are validly issued and fully paid and (except for directors' qualifying shares) are owned by the Company, directly or through is subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than those ordinary shares of TU Finance (No. 2) Limited, TU Acquisitions PLC, The Energy Group Limited and Energy Holdings (No. 3) Limited acquired indirectly by the Company, which have been pledged as collateral for borrowings made by subsidiaries. For purposes of this opinion, the term "Principal Subsidiary" shall mean, collectively, the following companies: Eastern Energy Limited, Texas Utilities Australia Pty. Ltd., The Energy Group Limited, Eastern Group plc, Eastern Electricity plc, Eastern Generation Limited, Eastern Natural Gas Limited, Eastern Power and Energy Trading Limited, Texas Energy Industries, Inc., ENSERCH Corporation, Lufkin-Conroe Communications Co., Southwestern Electric Service Company, Texas Utilities Electric Company, Texas Utilities Fuel Company, Texas Utilities Mining Company and Texas Utilities Services Inc.

                  In the course of the preparation of the information relating to the Company contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the independent certified public accountants who audited certain of the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, and with Ernst & Young, the independent certified public accountants who audited certain of the financial statements of Energy Holdings (No. 3) Limited (formerly known as The Energy Group PLC) incorporated by reference in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in paragraph 6 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except for financial statements and schedules and financial and statistical data and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  We are members of the State Bar of Texas and do not hold ourselves out as experts in the laws of the State of New York. As to all matters of New York law, we have, with your consent, relied upon the opinion of Thelen Reid & Priest LLP, New York, New York, of Counsel to the Company; as to matters of the law of the United Kingdom, we have, with your consent relied upon the opinions of M.C. Murray, London, England, General Counsel and Secretary of The Energy Group Limited and E.J. Lean, Group Solicitor of Eastern Group plc, and as to all matters of law of the Commonwealth of Australia we have with your consent relied upon the opinion of Baker & McKenzie, Sidney, Commonwealth of Australia, Counsel to Texas Utilities Australia Pty. Ltd.

                                           Very truly yours,

                                           WORSHAM, FORSYTHE &
                                            WOOLDRIDGE, L.L.P.

                                           By:
                                               ----------------------------
                                                A Partner

                                      Schedule V

                       [LETTERHEAD OF THELEN REID & PRIEST LLP]




                                                New York, New York
                                                          , 1998
                                                ----------



          as Representatives of the Underwriters
          named in Schedule II to the Underwriting
          Agreement, as herein defined

          c/o [Name]
          [Address]


          Ladies and Gentlemen:

                  We have acted as counsel to Texas Utilities Company (the "Company") in connection with the transactions contemplated by
          the Underwriting Agreement dated           , 1998 among the
                                           ----------
          Company, TXU Capital I (the "Trust") and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") of Preferred Trust Securities (the "Preferred Trust Securities") having an aggregate
          liquidation preference amount of $               , (ii) the
                                            ---------------
          issuance by the Company of $                principal amount of
                                      ---------------
          its Subordinated Junior Debentures, Series    (the "Debentures")
                                                     --
          and (iii) the guarantee by the Company of the Preferred Trust Securities pursuant to a Guarantee Agreement, dated the date hereof, between the Company and The Bank of New York, as trustee (the "Guarantee").

                  Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                  In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Indenture, the Debentures and the Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Indenture Trustee as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                  Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                  1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                  2. The Indenture, the Trust Agreement and the Guarantee have been duly qualified under the Trust Indenture Act;

                  3. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Debentures and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                  4. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                  5. The statements made in the Prospectus under the captions "Description of the Preferred Trust Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee", "Certain Terms of the
                          " and "Certain Terms of the Series A Debentures"
          ----------------
          insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                  6. Neither the Company nor the Trust is, or after giving effect to the issuance and sale of the Preferred Trust Securities will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended;

                  7. The Registration Statement, as amended, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under
          Section 8 of the Securities Act; and

                  8. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee.

                  We herewith confirm as our opinion the statements under the caption "Certain United States Federal Income Tax
          Consequences Relating to the Preferred Trust Securities" in the Prospectus.

                  In the course of the preparation of the information relating to the Company contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives, and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the independent certified public accountants who audited certain of the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, with Ernst & Young, the independent certified public accountants who audited certain of the financial statements of Energy Holdings (No. 3) Limited (formerly known as The Energy Group PLC) incorporated by reference in the Registration Statement and the Prospectus, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in the immediately preceding paragraph and in paragraph 5 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except for financial statements and schedules and financial and statistical data and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                           Very truly yours,



                                           THELEN REID & PRIEST LLP

                                     SCHEDULE VI

                 [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                                                                     , 1998
                                                           ----------

          [Names]

          as Representatives of the Underwriters
          named in Schedule II to the Underwriting
          Agreement as defined herein

          c/o [Names]
          [Address]


          Ladies and Gentlemen:

                  We have acted as counsel to you and the several Underwriters in connection with the transactions contemplated by
          the Underwriting Agreement dated           , 1998 between Texas
                                           ----------
          Utilities Company (the "Company"), TXU Capital I (the "Trust") and you (the "Underwriting Agreement") in which (i) the Trust, a statutory business trust organized under the Delaware Business
          Trust Act, proposes to issue $                aggregate
                                        ---------------
          liquidation preference amount of its Preferred Trust Securities (the "Preferred Trust Securities"), (ii) the Company proposes to
          issue $                principal amount of its Floating Rate
                 ---------------
          Junior Subordinated Debentures, Series   , (the "Debentures") and
                                                 --
          (iii) the Company proposes to guarantee the Preferred Trust Securities to the extent described in the Prospectus. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                  We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We understand that you are relying, for all matters of Delaware law, upon an opinion of even date herewith addressed to you by Richards, Layton & Finger, P.A., Delaware Counsel for the Company.

                  We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

                  Based upon the foregoing, we are of the opinion that:

                  1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  2. The Indenture has been duly qualified under the Trust Indenture Act.

                  3. The Debentures and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Debentures and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                  4. The Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                  5. The statements made in the Prospectus under the captions "Description of the Preferred Trust Securities," "Description of the Junior Subordinated Debentures," "Description
          of the Guarantee", "Certain Terms of the                  ", and
                                                   -----------------
          "Certain Terms of the Series A Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

                  6.  Neither the Company nor the Trust is, or after giving
          effect to the issuance and sale of the          Preferred Trust
          Securities, will be, and neither the Company nor the Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940.

                  7. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debentures and the issuance by the Company of the Guarantee as contemplated in the Underwriting Agreement.

                  8. The Registration Statement, as amended, at the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except in each case as to financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any opinion), complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder.

                  In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, and representatives of certain of its subsidiaries, with counsel for the Company, with Deloitte & Touche LLP, the independent public accountants who audited certain of the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, with Ernst & Young, the independent public accountants who audited certain of the financial statements of Energy holdings (No. 3) Limited (formerly known as The Energy Group PLC) incorporated by reference in the Registration Statement and the Prospectus, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Forms T-1.

                  This opinion is given to you solely for the use of the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.


                                           Very truly yours,